UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2011

Date of reporting period:	2/28/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT	FEBRUARY 28, 2011

Prudential Government Income Fund

(Formerly known as Prudential Government Income Fund, Inc.)

Fund Type Government bond Objective High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

April 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Government Income Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Government Income Fund

Prudential Government Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 0.99%; Class B, 1.69%; Class C, 1.69%; Class R, 1.44%; Class Z, 0.69%. Net operating expenses: Class A, 0.94%; Class B, 1.69%; Class C, 1.61%; Class R, 1.19%; Class Z, 0.69%, after contractual reduction through 6/30/2012 for Class A and Class R and 6/30/2010 for Class C.

Cumulative Total Returns (Without Sales Charges) as of 2/28/11
	One Year	Five Years	Ten Years	Since Inception
Class A	4.79%	29.17%	61.04%	—
Class B	4.01	24.53	50.13	—
Class C	4.10	25.87	53.07	—
Class R	4.42	27.58	N/A	35.30% (5/17/04)
Class Z	5.06	30.82	64.94	—
Barclays Capital U.S. Government Bond Index	3.53	30.36	65.85	—
Barclays Capital U.S. Aggregate ex-Credit Index	4.21	32.03	N/A	—
Lipper General U.S. Government Funds Avg.	3.90	25.53	54.62	—

Average Annual Total Returns (With Sales Charges) as of 3/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	0.15%	4.51%	4.35%	—
Class B	–0.81	4.55	4.10	—
Class C	3.26	4.93	4.30	—
Class R	4.72	5.25	N/A	4.51% (5/17/04)
Class Z	5.14	5.75	5.08	—
Barclays Capital U.S. Government Bond Index	4.28	5.63	5.15	—
Barclays Capital U.S. Aggregate ex-Credit Index	4.57	5.91	N/A	—
Lipper General U.S. Government Funds Avg	4.48	4.93	4.39	—

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (With Sales Charges) as of 2/28/11
	One Year	Five Years	Ten Years	Since Inception
Class A	0.08%	4.29%	4.40%	—
Class B	–0.99	4.32	4.15	—
Class C	3.10	4.71	4.35	—
Class R	4.42	4.99	N/A	4.56% (5/17/04)
Class Z	5.06	5.52	5.13	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/11
	One Year	Five Years	Ten Years	Since Inception
Class A	4.79%	5.25%	4.88%	—
Class B	4.01	4.48	4.15	—
Class C	4.10	4.71	4.35	—
Class R	4.42	4.99	N/A	4.56% (5/17/04)
Class Z	5.06	5.52	5.13	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Government Income Fund (Class A shares) with a similar investment in the Barclays Capital U.S. Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2001) and the account values at the end of the current fiscal year (February 28, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R,

Prudential Government Income Fund	3

Your Fund’s Performance (continued)

and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Distributions and Yields as of 2/28/11
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.27	2.41%
Class B	0.20	1.78
Class C	0.20	1.77
Class R	0.24	2.28
Class Z	0.29	2.78

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. During the period ended February 28, 2011, the Fund charged a maximum front-end sales charge of 4.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1.00%. Class R shares are not subject to a sales charge and are subject to a 12b-1 fee up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Benchmark Definitions

Barclays Capital U.S. Government Bond Index

The Barclays Capital U.S. Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds have performed. Barclays Capital U.S. Government Bond Index Closest Month-End to Inception cumulative total return as of 2/28/11 is 39.19% for Class R. Barclays Capital U.S. Government Bond Index Closest Month-End to Inception average annual total return as of 3/31/11 is 4.95% for Class R.

Barclays Capital U.S. Aggregate ex-Credit Index

The Barclays Capital U.S. Aggregate ex-Credit Index is an unmanaged index which represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond

4	Visit our website at www.prudentialfunds.com

market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Barclays Capital U.S. Aggregate ex-Credit Index Closest Month-End to Inception cumulative total return as of 2/28/11 is 41.91% for Class R. Barclays Capital U.S. Aggregate ex-Credit Index Closest Month-End to Inception average annual total return as of 3/31/11 is 5.27% for Class R.

Lipper General U.S. Government Funds Average

The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues. Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/11 is 33.61% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/11 is 4.31% for Class R.

Investors cannot invest directly in an index or average. The returns for the Barclays Capital U.S. Government Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 2/28/11
Federal National Mortgage Association, 4.500%, TBA 30 YR	12.8%
United States Treasury Notes, 2.125%, 02/29/16	5.4
Federal National Mortgage Association, 4.000%, TBA 30 YR	3.0
United States Treasury Bonds, 4.750%, 02/15/41	2.3
United States Treasury Bonds, 7.500%, 11/15/16	2.0

Holdings reflect only long-term investments and are subject to change.

Prudential Government Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Fund’s Class A shares gained 4.79% for the 12-month reporting period ended February 28, 2011, outperforming the 3.53% return of the Barclays Capital U.S. Government Bond Index (the benchmark index) and the 4.21% return of the Barclays Capital U.S. Aggregate ex-Credit Index (the style-appropriate benchmark index). The Class A shares also gained more than the Lipper General U.S. Government Funds Average, which rose 3.90% for the reporting period.

How is the Fund managed?

The Fund normally invests at least 80% of its investable assets in U.S. government securities, including those issued by the U.S. Department of the Treasury and obligations, including mortgage-related securities, issued or guaranteed by federal agencies or entities. Some, though not all, of these debt securities are backed by the full faith and credit of the U.S. government, which means that interest and principal are guaranteed but market value and yield are not.

The Fund is managed by a Prudential Fixed Income team that includes portfolio managers who work closely with credit analysts and traders with experience in many sectors of the U.S. and foreign bond markets. In deciding which debt securities to buy and sell, the team considers economic conditions and interest-rate fundamentals. It also evaluates individual debt securities within each bond market sector based upon their relative investment merit and considers factors such as yield, potential for price appreciation, maturity, credit quality, and other risks.

What were conditions like in the U.S. investment-grade bond market?

All sectors of the investment-grade bond market posted positive total returns for the reporting period that began on March 1, 2010. Most gains came in the first half of the period. Lackluster U.S. economic growth, subdued inflation, and news that the Federal Reserve (the Fed) remained committed to keeping borrowing costs low to aid the economy helped encourage investment in bonds, which boosted their prices and pushed down their yields, as bond prices move inversely to yields. U.S. Treasury securities also benefited from a flight to safety amid concern about a then worsening European sovereign-debt crisis.

Yet, in the second half of the period, most sectors partially erased their earlier gains. The sell-off occurred due to fears that moderately improving economic conditions, new and extended tax cuts, and rising commodity prices could eventually lead to a stronger recovery with higher inflation, which harms bonds by eroding the value of their fixed interest payments. Moreover, there was fear that a $600 billion U.S. Treasury bond-buying program launched by the Fed in November to support the

6	Visit our website at www.prudentialfunds.com

economy could also stoke inflationary pressures. (This was the Fed’s second round of quantitative easing.) In spite of the large price swings, the 10-year U.S. Treasury note, a benchmark for several interest rates, finished the reporting period in the black with its yield slightly lower.

For the period, the top-performing sector was commercial mortgage-backed securities, which posted a double-digit gain. This reflected strong investor demand for investment-grade bonds that provided the most attractive yields. The Fed’s Term Asset-Backed Securities Loan Facility also helped by encouraging investment in high-quality commercial mortgage-backed securities. But within the sector, the lower-quality debt securities gained the most as they carried the highest yields.

Among other sectors, asset-backed securities (created from bundles of auto loans or certain other types of consumer and business loans) posted a single-digit gain in line with the style-appropriate benchmark index for the reporting period. The remaining sectors—residential mortgage-backed securities of Ginnie Mae, Fannie Mae, and Freddie Mac, U.S. Treasury securities, and federal agency securities—posted smaller gains than the style-appropriate benchmark index.

How did the Fund’s sector allocation strategy affect its performance?

The Fund’s single-digit gain for the reporting period reflected its continued emphasis on high-quality bonds, including Treasury securities, federal agency securities, and residential mortgage-backed securities of Ginnie Mae, Fannie Mae, and Freddie Mac. Among bonds that provided higher yields, the Fund had a larger exposure to commercial mortgage-backed securities (the top-performing sector) than the style-appropriate benchmark index. This helped the Fund outperform for the reporting period.

How did the Fund’s security selection strategy affect its performance?

The Fund’s security selection strategy had a mixed impact. For example, some of the benefit derived from having an overweight exposure to commercial mortgage-backed securities was offset by the Fund’s focus on higher-quality debt securities in that sector, which gained less than lower-quality debt securities.

On the other hand, the Fund remained invested in the Prudential Investment Portfolios 2 – Prudential Core Short-Term Bond Fund, whose shareholders are primarily other funds managed by Prudential Fixed Income. This exposure helped the Fund outperform the style-appropriate benchmark index, as the Prudential Core Short-Term Bond Fund benefited from the bullish environment for bonds that provided relatively attractive yields.

Prudential Government Income Fund	7

Strategy and Performance Overview (continued)

Another positive was the Fund’s continued emphasis on residential mortgage-backed securities of Ginnie Mae, Fannie Mae, and Freddie Mac that had higher coupon rates and 30-year maturity dates. They performed relatively well, reflecting solid investor demand for their attractive interest income. Other supportive factors were a generally light supply of newly issued residential mortgage-backed securities caused by the challenging conditions in the nation’s housing industry and a decline in the rate of prepayments on high-coupon residential mortgage-backed securities maturing in 30 years.

The Fund also benefited from prudent selection among Treasury securities and federal agency securities. It took advantage of pricing inefficiencies in both sectors by favoring their “off-the-run” debt securities (those that had been issued earlier) over newly issued debt securities. Also, the Fund benefited from select exposure to Treasury futures contracts, as these derivatives offered attractive value compared to newly issued Treasury securities. The Fund uses derivatives—investment contracts whose value is based on some other instrument, interest rate, or index—to gain exposure to different types of debt securities, to adjust exposure to interest rates, and for other purposes intended to help the Fund achieve its objective.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2010, at the beginning of the period, and held through the six-month period ended February 28, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Government Income Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Government Income Fund		Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$992.90	0.95%	$4.69
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

Class B	Actual	$1,000.00	$989.30	1.70%	$8.39
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50

Class C	Actual	$1,000.00	$989.30	1.70%	$8.39
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50

Class R	Actual	$1,000.00	$990.70	1.20%	$5.92
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01

Class Z	Actual	$1,000.00	$994.10	0.70%	$3.46
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2011, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of February 28, 2011

Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.6%

Collateralized Mortgage Obligations 4.5%
	Federal Home Loan Mortgage Corp.,
$5,964	Ser. 2002-2496, Class PM, 5.500%, 09/15/17	$6,482,341
2,429	Ser. 2002-2501, Class MC, 5.500%, 09/15/17	2,638,410
6,650	Ser. 2002-2513, Class HC, 5.000%, 10/15/17	7,164,830
5,500	Ser. 2002-2518, Class PV, 5.500%, 06/15/19	5,728,829
	Federal National Mortgage Association,
4,178	Ser. 2002-18, Class PC, 5.500%, 04/25/17	4,404,726
2,199	Ser. 2002-57, Class ND, 5.500%, 09/25/17	2,384,929
	MLCC Mortgage Investors, Inc.,
298	Ser. 2003-E, Class A1, 0.572%, 10/25/28 FRN	280,990
	Structured Adjustable Rate Mortgage Loan Trust,
993	Ser. 2004-1, Class 4A3, 2.591%, 02/25/34 FRN	950,947

		30,036,002

Commercial Mortgage-Backed Securities 10.5%
1,988	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A2, 5.381%, 01/15/49	2,023,753
10,800	Bear Stearns Commercial Mortgage Securities, Ser. 2004-T16, Class A5, 4.600%, 02/13/46	11,218,889
4,000	Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10, Class A4, 5.405%, 12/11/40 FRN	4,319,400
2,000	Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW11, Class A4, 5.452%, 03/11/39 FRN	2,181,483
3,300	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4, 4.832%, 04/15/37	3,479,395

See Notes to Financial Statements.

Prudential Government Income Fund	11

Portfolio of Investments

as of February 28, 2011 continued

Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Commercial Mortgage-Backed Securities (cont’d)
$3,100	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A3, 5.816%, 05/15/46 FRN	$3,320,942
4,400	Federal Home Loan Mortgage Corp., Ser. 2010-K005, Class A2, 4.317%, 11/25/19	4,461,913
6,400	Federal Home Loan Mortgage Corp., Ser. 2010-K007, Class A2, 4.224%, 03/25/20	6,444,527
5,100	Federal Home Loan Mortgage Corp., Ser. 2010-K009, Class A2, 3.808%, 08/25/20	4,992,633
1,883	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	1,929,131
3,400	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2, 5.778%, 08/10/45 FRN	3,486,543
5,000	Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class ASB, 5.659%, 05/12/39 FRN	5,289,036
4,751	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-9, Class A2, 5.590%, 09/12/49	4,942,631
3,000	NCUA Guaranteed Notes, Ser. 2010-C1, Class A2, 2.900%, 10/29/20	2,921,640
4,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4, 5.738%, 05/15/43 FRN	4,366,466
4,554	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2, 5.624%, 07/15/45	4,593,503

		69,971,885

Corporate Bonds 2.9%
7,065	Asian Development Bank (Supranational), Sr. Notes, Ser. G, 2.500%, 03/15/16	7,116,341

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Corporate Bonds (cont’d)
$800		BNP Paribas Home Loan Covered Bonds SA (France), Covered Notes, 144A, 2.200%, 11/02/15	$767,057
170		Canadian Imperial Bank of Commerce (Canada), Covered Notes, 144A, 2.750%, 01/27/16	169,874
5,775		Council of Europe Development Bank (Supranational), Sr. Unsec’d. Notes, 2.625%, 02/16/16	5,830,983
2,960		Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 03/16/37	1,941,307
3,245		Kreditanstalt Fuer Wiederaufbau (Germany), 2.625%, 02/16/16	3,277,972

			19,103,534

Mortgage-Backed Securities 47.2%
		Federal Home Loan Mortgage Corp.,
2,212		2.604%, 05/01/34 FRN	2,302,468
8,000	(a)	4.000%, TBA 30 YR	7,875,000
3,500	(a)	4.500%, TBA 15 YR	3,662,967
6,000	(a)	4.500%, TBA 30 YR	6,109,686
20,021		5.000%, 06/01/33 - 05/01/34	21,122,763
1,500	(a)	5.000%, TBA 15 YR	1,591,407
4,084		5.500%, 05/01/37 - 01/01/38	4,371,740
1,349		6.000%, 08/01/32 - 09/01/34	1,487,531
805		6.500%, 03/01/11 - 09/01/32	908,434
174		7.000%, 09/01/32	200,050
129		8.000%, 03/01/22 - 08/01/22	150,364
98		8.500%, 01/01/17 - 09/01/19	108,788
73		9.000%, 01/01/20	77,465
60		11.500%, 10/01/19	64,824
		Federal National Mortgage Association,
770		2.416%, 04/01/34 FRN	802,039
6,372		2.471%, 07/01/33 FRN	6,691,635
1,477		2.539%, 04/01/34 FRN	1,549,866
1,872		2.554%, 06/01/34 FRN	1,968,926
1,988		3.500%, 06/01/39	1,879,301
5,000	(a)	3.500%, TBA 15 YR	5,009,375
20,000	(a)	4.000%, TBA 30 YR	19,718,760

See Notes to Financial Statements.

Prudential Government Income Fund	13

Portfolio of Investments

as of February 28, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Mortgage-Backed Securities (cont’d)
$678		4.500%, 01/01/20	$716,486
84,000	(a)	4.500%, TBA 30 YR	85,273,104
16,122		5.000%, 07/01/18 - 05/01/36	17,138,715
6,000	(a)	5.000%, TBA 30 YR	6,257,814
42,034		5.500%, 08/01/15 - 11/01/36	45,276,510
5,500	(a)	5.500%, TBA 30 YR	5,859,216
15,947		6.000%, 11/01/14 - 05/01/36	17,473,735
3,394		6.260%, 03/01/11	3,393,138
10,974		6.500%, 04/01/11 - 10/01/37	12,398,226
4,171		7.000%, 04/01/11 - 02/01/36	4,738,784
50		7.500%, 10/01/11 - 10/01/26	52,694
6		8.500%, 06/01/17 - 03/01/25	5,674
83		9.000%, 04/01/25	97,858
26		9.500%, 01/01/25 - 02/01/25	31,318
		Government National Mortgage Association,
8,000	(a)	4.500%, TBA 30 YR	8,258,752
7,237		5.000%, 07/15/33 - 04/15/34	7,746,691
4,032		5.500%, 02/15/34 - 02/15/36	4,427,206
4,580		7.000%, 03/15/22 - 02/15/29	5,256,751
568		7.500%, 01/15/23 - 07/15/24	657,498
495		8.500%, 04/15/25	588,631
295		9.500%, 09/15/16 - 08/20/21	332,376

			313,634,566

Municipal Bond 0.2%
1,170		Utah St. Build America Bonds, Ser. D, GO, 4.554%, 07/01/24	1,176,224

Small Business Administration Agency 1.5%
611		Small Business Administration Participation Certificates, Ser. 1995-20B, Class 1, 8.150%, 02/01/15	630,133
2,027		Small Business Administration Participation Certificates, Ser. 1995-20L, Class 1, 6.450%, 12/01/15	2,219,834
2,211		Small Business Administration Participation Certificates, Ser. 1996-20H, Class 1, 7.250%, 08/01/16	2,400,569

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Principal Amount (000)#		Description	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Small Business Administration Agency (cont’d)
$1,674		Small Business Administration Participation Certificates, Ser. 1996-20K, Class 1, 6.950%, 11/01/16	$1,789,689
453		Small Business Administration Participation Certificates, Ser. 1997-20A, Class 1, 7.150%, 01/01/17	501,247
2,207		Small Business Administration Participation Certificates, Ser. 1998-20I, Class 1, 6.000%, 09/01/18	2,398,683

			9,940,155

U.S. Government Agency Securities 4.0%
6,510	(b)	Ally Financial, Inc., FDIC Gtd. Notes, 1.750%, 10/30/12	6,631,678
1,310		Federal Home Loan Mortgage Corp., 5.125%, 11/17/17	1,477,516
10,000	(c)	Financing Corp. FICO STRIPS, Ser. 1P, 3.380%, 05/11/18	7,874,480
1,530		Tennessee Valley Authority, 3.875%, 02/15/21	1,540,167
1,240		5.250%, 09/15/39	1,298,650
1,080		5.500%, 06/15/38	1,173,596
6,345		Western Corporate Federal Credit Union, NCUA Gtd. Notes, 1.750%, 11/02/12	6,457,135

			26,453,222

U.S. Government Treasury Obligations 27.8%
		United States Treasury Bonds,
8,905	(b)	4.250%, 11/15/40	8,541,845
14,575	(b)	4.750%, 02/15/41	15,198,985
10,660		7.500%, 11/15/16	13,584,838
7,420		7.500%, 11/15/24	10,298,730
1,260		9.125%, 05/15/18	1,787,132
		United States Treasury Notes,
6,000		0.625%, 02/28/13	5,992,500
2,500	(e)	1.125%, 12/15/11	2,517,383
35,755		2.125%, 02/29/16	35,732,653
530	(b)	3.625%, 02/15/21	539,358
10,635		4.625%, 11/15/16	11,922,005

See Notes to Financial Statements.

Prudential Government Income Fund	15

Portfolio of Investments

as of February 28, 2011 continued

Principal Amount (000)#		Description	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

U.S. Government Treasury Obligations (cont’d)
		United States Treasury STRIPS, I/O
$14,000	(b)(d)	4.130%, 05/15/23	$8,494,206
12,000	(d)	4.270%, 05/15/24	6,870,408
16,500	(d)(e)	4.300%, 08/15/24	9,304,597
7,155	(d)	4.300%, 11/15/24	3,970,732
9,500	(d)	4.390%, 08/15/25	5,039,636
10,500	(d)	4.690%, 11/15/21	6,956,407
9,900	(d)	4.780%, 02/15/22	6,464,799
5,530	(b)(d)	4.950%, 08/15/22	3,509,509
8,570	(d)	5.060%, 11/15/22	5,350,594
7,300	(d)	5.400%, 11/15/23	4,303,883
12,000	(d)	5.480%, 02/15/24	6,974,220
17,700	(d)(e)	5.950%, 05/15/25	9,530,176
3,950	(d)	6.390%, 08/15/26	1,973,041

			184,857,637

		Total long-term investments (cost $634,566,513)	655,173,225

SHORT-TERM INVESTMENTS 29.0%

Shares

Affiliated Mutual Funds
12,384,620		Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $121,882,917)(f)	111,833,114
80,575,360		Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $80,575,360; includes $26,020,449 of cash collateral received for securities on loan)(f)(g)	80,575,360

		Total short-term investments (cost $202,458,277)	192,408,474

		Total Investments 127.6% (cost $837,024,790; Note 5)	847,581,699
		Liabilities in excess of other assets(h) (27.6%)	(183,377,213)

		Net Assets 100.0%	$664,204,486

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FDIC—Federal Deposit Insurance Corp.

FICO—Financing Corp.

FRN—Floating Rate Note

GO—General Obligation

I/O—Interest Only

NCUA—National Credit Union Administration

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or partial principal amount of $52,500,000 represents a to-be announced (“TBA”) securities acquired under mortgage dollar roll agreement.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,590,005; cash collateral of $26,020,449 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents a zero coupon bond. Rate shown reflects the effective yield at February 28, 2011.
(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2011.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(g)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at February 28, 2011:

Number of Contracts	Type	Expiration Date	Value at February 28, 2011	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
	Long Positions:
180	2 Year U.S. Treasury Notes	Jun. 2011	$39,293,438	$39,231,783	$61,655
42	5 Year U.S. Treasury Notes	Mar. 2011	4,950,750	4,894,713	56,037
1,715	5 Year U.S. Treasury Notes	Jun. 2011	200,547,812	200,037,263	510,549
23	10 Year U.S. Treasury Notes	Mar. 2011	2,767,906	2,762,903	5,003
6	U.S. Ultra Bonds	Jun. 2011	741,562	727,664	13,898
	Short Positions:
1,211	10 Year U.S. Treasury Notes	Jun. 2011	144,165,766	142,389,785	(1,775,981)
430	U.S. Long Bonds	Jun. 2011	51,747,812	50,666,663	(1,081,149)

					$(2,209,988)

See Notes to Financial Statements.

Prudential Government Income Fund	17

Portfolio of Investments

as of February 28, 2011 continued

Interest rate swap agreements outstanding at February 28, 2011:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Citibank NA(a)	08/31/15	$16,675	2.380%	3 month LIBOR	$(60,482)	$—	$(60,482)
Citibank NA(a)	03/15/16	7,065	2.555%	3 month LIBOR	(73,563)	—	(73,563)
Morgan Stanley Capital Services(a)	02/16/16	9,020	2.555%	3 month LIBOR	(104,476)	—	(104,476)

					$(238,521)	$—	$(238,521)

LIBOR—London Interbank Offered Rate

(a)	The Fund pays the fixed rate and receives the floating rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of February 28, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Collateralized Mortgage Obligations	$—	$30,036,002	$—
Commercial Mortgage-Backed Securities	—	69,971,885	—
Corporate Bonds	—	19,103,534	—
Mortgage-Backed Securities	—	313,634,566	—
Municipal Bond	—	1,176,224	—
Small Business Administration Agency	—	9,940,155	—
U.S. Government Agency Securities	—	26,453,222	—
U.S. Government Treasury Obligations	—	184,857,637	—
Affiliated Mutual Funds	192,408,474	—	—
Other Financial Instruments*
Futures Contracts	(2,209,988)	—	—
Interest Rate Swaps	—	(238,521)	—

Total	$190,198,486	$654,934,704	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2011 were as follows:

Mortgage-Backed Securities	47.2%
Affiliated Mutual Funds (including 3.9% of collateral received for securities on loan)	29.0
U.S. Government Treasury Obligations	27.8
Commercial Mortgage-Backed Securities	10.5
Collateralized Mortgage Obligations	4.5
U.S. Government Agency Securities	4.0
Corporate Bonds	2.9
Small Business Administration Agency	1.5
Municipal Bond	0.2

127.6
Liabilities in excess of other assets	(27.6)

100.0%

See Notes to Financial Statements.

Prudential Government Income Fund	19

Portfolio of Investments

as of February 28, 2011 continued

The Fund invested in derivative instruments during the reporting period. The risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Unrealized depreciation on swap agreements	$238,521
Interest rate contracts	Due from broker—variation margin	647,142	*	Due from broker—variation margin	2,857,130	*

Total		$647,142			$3,095,651

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Written Options	Total
Interest rate contracts	$1,979,309	$(889,432)	$(121,862)	$156,835	$1,124,850

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(2,455,813)	$762,791	$(1,693,022)

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

For the year ended February 28, 2011, the Fund’s average volume of derivative activities is as follows:

Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD (000))
$187,676,409	$165,706,300	$27,338

See Notes to Financial Statements.

Prudential Government Income Fund	21

Statement of Assets and Liabilities

as of February 28, 2011

Assets
Investments at value, including securities on loan of $25,590,005:
Affiliated investments (cost $202,458,277)	$192,408,474
Unaffiliated investments (cost $634,566,513)	655,173,225
Receivable for investments sold	173,380,875
Dividends and interest receivable	2,449,656
Receivable for Fund shares sold	343,456
Due from broker-variation margin	131,414
Prepaid expenses	8,098

Total assets	1,023,895,198

Liabilities
Payable for investments purchased	327,534,969
Payable to broker for collateral for securities on loan	26,020,449
Payable for Fund shares reacquired	4,938,618
Management fee payable	255,869
Payable to custodian	238,757
Unrealized depreciation on swap agreements	238,521
Accrued expenses	176,093
Distribution fee payable	128,543
Affiliated transfer agent fee payable	73,984
Dividends payable	50,303
Deferred directors’ fees	34,606

Total liabilities	359,690,712

Net Assets	$664,204,486

Net assets were comprised of:
Common stock, at par	$694,109
Paid-in capital in excess of par	664,452,790

665,146,899
Distributions in excess of net investment income	(72,743)
Accumulated net realized loss on investment and foreign currency transactions	(8,976,032)
Net unrealized appreciation on investments	8,106,362

Net assets, February 28, 2011	$664,204,486

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($527,773,371 ÷ 55,142,553 shares of common stock issued and outstanding)	$9.57
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$10.02

Class B
Net asset value, offering price and redemption price per share ($14,453,854 ÷ 1,507,946 shares of common stock issued and outstanding)	$9.59

Class C
Net asset value, offering price and redemption price per share ($17,294,142 ÷ 1,803,142 shares of common stock issued and outstanding)	$9.59

Class R
Net asset value, offering price and redemption price per share ($6,131,132 ÷ 639,670 shares of common stock issued and outstanding)	$9.58

Class Z
Net asset value, offering price and redemption price per share ($98,551,987 ÷ 10,317,619 shares of common stock issued and outstanding)	$9.55

See Notes to Financial Statements.

Prudential Government Income Fund	23

Statement of Operations

Year Ended February 28, 2011

Net Investment Income
Income
Unaffiliated interest income	$23,473,963
Affiliated dividend income	1,635,169
Affiliated income from securities loaned, net	42,681

Total income	25,151,813

Expenses
Management fee	3,500,433
Distribution fee—Class A	1,393,811
Distribution fee—Class B	183,604
Distribution fee—Class C	184,449
Distribution fee—Class R	25,310
Transfer agent’s fees and expenses (including affiliated expense of $409,600) (Note 3)	750,000
Custodian’s fees and expenses	203,000
Reports to shareholders	90,000
Registration fees	68,000
Audit fee	34,000
Directors’ fees	30,000
Legal fees and expenses	27,000
Insurance	19,000
Miscellaneous	9,593

Total expenses	6,518,200

Net investment income	18,633,613

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	13,226,067
Foreign currency transactions	(481)
Financial futures transactions	1,979,309
Swap transactions	(889,432)
Written option transactions	156,835

14,472,298

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $3,839,232)	1,345,575
Financial futures contracts	(2,455,813)
Swaps	762,791

(347,447)

Net gain on investment and foreign currency transactions	14,124,851

Net Increase In Net Assets Resulting From Operations	$32,758,464

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended February 28,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$18,633,613	$21,855,897
Net realized gain on investment and foreign currency transactions	14,472,298	10,640,163
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(347,447)	37,091,893

Net increase in net assets resulting from operations	32,758,464	69,587,953

Dividends from net investment income (Note 1)
Class A	(15,557,080)	(17,245,620)
Class B	(375,584)	(702,109)
Class C	(422,928)	(452,032)
Class R	(128,089)	(80,947)
Class Z	(3,014,058)	(3,251,395)

	(19,497,739)	(21,732,103)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	86,877,318	96,219,243
Net asset value of shares issued in reinvestment of dividends	17,598,310	18,238,340
Cost of shares reacquired	(156,463,192)	(182,621,714)

Net decrease in net assets from Fund share transactions	(51,987,564)	(68,164,131)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	60,090	—

Total decrease	(38,666,749)	(20,308,281)

Net Assets
Beginning of year	702,871,235	723,179,516

End of year	$664,204,486	$702,871,235

See Notes to Financial Statements.

Prudential Government Income Fund	25

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (formerly Prudential Government Income Fund, Inc.) (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company consists of two funds: Prudential Government Income Fund (the “Fund”) and Prudential Floating Rate Income Fund, commencing operations on March 30, 2011. Investment operations of the Fund commenced on April 22, 1985. The Fund’s investment objective is to seek high current return.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

26	Visit our website at www.prudentialfunds.com

U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

Options on securities and indices traded on an exchange are valued on their last sales price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price.

Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a

Prudential Government Income Fund	27

Notes to Financial Statements

continued

future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.”

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control

28	Visit our website at www.prudentialfunds.com

over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate), swap agreements involve, to varying degrees, elements of credit, market risk and

Prudential Government Income Fund	29

Notes to Financial Statements

continued

documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2011, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase

30	Visit our website at www.prudentialfunds.com

price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund accounts for mortgage dollar roll transactions as purchase and sales which, as a result, can increase its portfolio turnover rate.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, and are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s

Prudential Government Income Fund	31

Notes to Financial Statements

continued

performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion, .45% of the Fund’s average daily net assets of the next $1 billion, .35% of the Fund’s average daily net assets of the next $1 billion, and .30% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was .50% for the year ended February 28, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and .75% of the average daily net assets of the Class A, C and R shares, respectively. During the year ended February 28, 2011, PIMS contractually agreed to limit such fees to .75% of the average daily net assets of the Class C shares. However, effective July 1, 2010 such waiver has been terminated. The effective distribution fee rate for Class C was .92% for the year ended February 28, 2011. Class A and R fees continue to be limited to .25% and .50% of the average daily net assets, respectively. Pursuant to the Class B Plan, the Fund compensates PIMS for distribution related activities at an annual rate of up to 1% of the average daily net assets of the Class B shares up to $3 billion, .80% of the next $1 billion of such assets and .50% of such assets in excess of $4 billion. The effective distribution fee rate for Class B was 1% for the year ended February 28, 2011.

32	Visit our website at www.prudentialfunds.com

PIMS has advised the Fund that it has received $194,875 in front-end sales charges resulting from sales of Class A shares, for the year ended February 28, 2011. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2011, it received $2, $35,888 and $6,042 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended February 28, 2011, PIM has been compensated approximately $13,500 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2011, aggregated $8,440,425,668 and $8,386,300,709, respectively.

Prudential Government Income Fund	33

Notes to Financial Statements

continued

Transactions in options written during the year ended February 28, 2011, were as follows:

	Contracts	Premiums Received
Options outstanding at February 28, 2010	—	$—
Options written	196	282,839
Options terminated in closing purchase transactions	(196)	(282,839)
Options expired	—	—

Options outstanding at February 28, 2011	—	$—

The average balance of dollar rolls outstanding during the year ended February 28, 2011 was approximately $101,200,000. The amount of dollar rolls outstanding at February 28, 2011 was $53,702,185 (Principal $52,500,000), which was 8.1% of net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2011, the adjustments were to decrease distributions in excess of net investment income by $1,034,022, increase accumulated net realized loss on investment and foreign currency transactions by $817,154 and to decrease paid-in capital in excess of par by $216,868 due to differences in the treatment for book and tax purposes of accreting market discount and premium amortization, paydown gains (losses), swaps, certain transactions involving foreign securities and currencies and overdistributions of investment income. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended February 28, 2011 and February 28, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $19,497,739 and $21,732,103 from ordinary income, respectively.

34	Visit our website at www.prudentialfunds.com

As of February 28, 2011, the Fund did not have any undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$838,436,322	$22,730,780	$(13,585,403)	$9,145,377	$(227,914)	$8,917,463

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and difference in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are attributable to depreciation on swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 28, 2011 of approximately 7,982,000 which expires in 2015. The Fund utilized approximately $13,134,000 of its capital loss carryforward to offset net taxable gains realized in the year ended February 28, 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses incurred will be required to be utilized prior to the utilization of losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund has elected to treat post-October capital and foreign currency losses of approximately $1,794,000 and $500, respectively, as having been incurred in the following year (February 29, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is

Prudential Government Income Fund	35

Notes to Financial Statements

continued

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50% and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

During the fiscal year ended February 28, 2011, the Fund received $60,090 related to settlements of regulatory proceedings involving allegations of improper trading in Fund shares. The amounts relating to a former affiliate and to an unaffiliated-third party were $58,368 and $1,722, respectively. This total amount is presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

36	Visit our website at www.prudentialfunds.com

There are 2.5 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Class A	Shares	Amount
Year ended February 28, 2011:
Shares sold	4,409,939	$42,250,270
Shares issued in reinvestment of dividends	1,443,275	13,840,285
Shares reacquired	(11,272,131)	(107,986,234)

Net increase (decrease) in shares outstanding before conversion	(5,418,917)	(51,895,679)
Shares issued upon conversion from Class B	979,645	9,316,365
Shares reacquired upon conversion into Class Z	(19,932)	(190,815)

Net increase (decrease) in shares outstanding	(4,459,204)	$(42,770,129)

Year ended February 28, 2010:
Shares sold	4,661,169	$42,394,233
Shares issued in reinvestment of dividends	1,540,412	14,086,262
Shares reacquired	(11,876,153)	(107,877,317)

Net increase (decrease) in shares outstanding before conversion	(5,674,572)	(51,396,822)
Shares issued upon conversion from Class B	1,167,294	10,467,186

Net increase (decrease) in shares outstanding	(4,507,278)	$(40,929,636)

Class B
Year ended February 28, 2011:
Shares sold	294,049	$2,822,913
Shares issued in reinvestment of dividends	32,706	313,698
Shares reacquired	(521,985)	(4,994,797)

Net increase (decrease) in shares outstanding before conversion	(195,230)	(1,858,186)
Shares reacquired upon conversion into Class A	(977,766)	(9,316,365)

Net increase (decrease) in shares outstanding	(1,172,996)	$(11,174,551)

Year ended February 28, 2010:
Shares sold	508,983	$4,640,976
Shares issued in reinvestment of dividends	59,963	547,923
Shares reacquired	(1,059,466)	(9,673,302)

Net increase (decrease) in shares outstanding before conversion	(490,520)	(4,484,403)
Shares reacquired upon conversion into Class A	(1,164,907)	(10,467,186)

Net increase (decrease) in shares outstanding	(1,655,427)	$(14,951,589)

Prudential Government Income Fund	37

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended February 28, 2011:
Shares sold	791,771	$7,596,868
Shares issued in reinvestment of dividends	36,462	350,389
Shares reacquired	(977,376)	(9,384,505)

Net increase (decrease) in shares outstanding	(149,143)	$(1,437,248)

Year ended February 28, 2010:
Shares sold	840,472	$7,703,509
Shares issued in reinvestment of dividends	35,598	326,401
Shares reacquired	(889,660)	(8,108,537)

Net increase (decrease) in shares outstanding	(13,590)	$(78,627)

Class R
Year ended February 28, 2011:
Shares sold	659,020	$6,344,904
Shares issued in reinvestment of dividends	12,054	115,975
Shares reacquired	(410,433)	(3,950,786)

Net increase (decrease) in shares outstanding	260,641	$2,510,093

Year ended February 28, 2010:
Shares sold	324,247	$2,964,961
Shares issued in reinvestment of dividends	7,938	72,905
Shares reacquired	(183,867)	(1,682,798)

Net increase (decrease) in shares outstanding	148,318	$1,355,068

Class Z
Year ended February 28, 2011:
Shares sold	2,914,052	$27,862,363
Shares issued in reinvestment of dividends	311,149	2,977,963
Shares reacquired	(3,157,687)	(30,146,870)

Net increase (decrease) in shares outstanding before conversion	67,514	693,456
Shares issued upon conversion from Class A	19,968	190,815

Net increase (decrease) in shares outstanding	87,482	$884,271

Year ended February 28, 2010:
Shares sold	4,261,513	$38,515,564
Shares issued in reinvestment of dividends	352,002	3,204,849
Shares reacquired	(6,127,358)	(55,279,760)

Net increase (decrease) in shares outstanding	(1,513,843)	$(13,559,347)

38	Visit our website at www.prudentialfunds.com

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2011.

Prudential Government Income Fund	39

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2011		2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.39		$8.78	$8.94	$8.83	$8.88
Income (loss) from investment operations:
Net investment income	.25		.28	.30	.36	.37
Net realized and unrealized gain (loss) on investment transactions	.20		.61	(.15)	.12	(.02)
Total from investment operations	.45		.89	.15	.48	.35
Less Dividends:
Dividends from net investment income	(.27)		(.28)	(.31)	(.37)	(.40)
Capital Contributions (Note 6)	-	(d)	-	-	-	-
Net asset value, end of year	$9.57		$9.39	$8.78	$8.94	$8.83
Total Return(a):	4.79%		10.25%	1.73%	5.60%	4.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$527,773		$559,817	$562,826	$645,050	$733,190
Average net assets (000)	$557,516		$561,947	$608,533	$659,266	$745,577
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(b)	.93%		.90%	.94%	.98%	.98%
Expenses, excluding distribution and service (12b-1) fees	.68%		.65%	.69%	.73%	.73%
Net investment income	2.67%		3.09%	3.48%	4.15%	4.24%
Portfolio turnover rate	1,277%		971%	2,216%	2,676%	837%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended February 28/29,
	2011		2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41		$8.79	$8.95	$8.84	$8.89
Income (loss) from investment operations:
Net investment income	.16		.20	.23	.30	.30
Net realized and unrealized gain (loss) on investment transactions	.22		.63	(.15)	.12	(.02)
Total from investment operations	.38		.83	.08	.42	.28
Less Dividends:
Dividends from net investment income	(.20)		(.21)	(.24)	(.31)	(.33)
Capital Contributions (Note 6)	-	(c)	-	-	-	-
Net asset value, end of year	$9.59		$9.41	$8.79	$8.95	$8.84
Total Return(a):	4.01%		9.54%	.98%	4.81%	3.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,454		$25,219	$38,126	$55,104	$64,920
Average net assets (000)	$18,360		$30,299	$44,738	$57,319	$73,818
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.68%		1.65%	1.69%	1.73%	1.73%
Expenses, excluding distribution and service (12b-1) fees	.68%		.65%	.69%	.73%	.73%
Net investment income	1.92%		2.33%	2.73%	3.40%	3.50%
Portfolio turnover rate	1,277%		971%	2,216%	2,676%	837%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying funds in which the Fund invests.

(c) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Government Income Fund	41

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2011		2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41		$8.80	$8.96	$8.85	$8.89
Income (loss) from investment operations:
Net investment income	.19		.24	.26	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.19		.60	(.15)	.12	(.01)
Total from investment operations	.38		.84	.11	.44	.31
Less Dividends:
Dividends from net investment income	(.20)		(.23)	(.27)	(.33)	(.35)
Capital Contributions (Note 6)	-	(d)	-	-	-	-
Net asset value, end of year	$9.59		$9.41	$8.80	$8.96	$8.85
Total Return(a):	4.10%		9.69%	1.23%	5.06%	3.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,294		$18,375	$17,295	$10,548	$9,760
Average net assets (000)	$20,013		$17,575	$12,733	$9,285	$10,601
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees(c)	1.60%		1.40%	1.44%	1.48%	1.48%
Expenses, excluding distribution and service (12b-1) fees	.68%		.65%	.69%	.73%	.73%
Net investment income	1.99%		2.59%	2.96%	3.64%	3.75%
Portfolio turnover rate	1,277%		971%	2,216%	2,676%	837%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying funds in which the Fund invests.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through June 30, 2010.

(d) Less than $.005 per share.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class R Shares
	Year Ended February 28/29,
	2011		2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.41		$8.79	$8.95	$8.84	$8.88
Income (loss) from investment operations:
Net investment income	.23		.26	.28	.34	.37
Net realized and unrealized gain (loss) on investment transactions	.18		.62	(.15)	.12	(.04)
Total from investment operations	.41		.88	.13	.46	.33
Less Dividends:
Dividends from net investment income	(.24)		(.26)	(.29)	(.35)	(.37)
Capital Contributions (Note 6)	-	(d)	-	-	-	-
Net asset value, end of year	$9.58		$9.41	$8.79	$8.95	$8.84
Total Return(a):	4.42%		10.09%	1.49%	5.34%	3.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,131		$3,565	$2,028	$783	$730
Average net assets (000)	$5,062		$2,868	$1,328	$505	$225
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(b)	1.18%		1.15%	1.19%	1.23%	1.23%
Expenses, excluding distribution and service (12b-1) fees	.68%		.65%	.69%	.73%	.73%
Net investment income	2.41%		2.84%	3.22%	3.86%	3.96%
Portfolio turnover rate	1,277%		971%	2,216%	2,676%	837%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Government Income Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended February 28/29,
	2011		2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.37		$8.76	$8.92	$8.81	$8.86
Income (loss) from investment operations:
Net investment income	.28		.30	.33	.39	.39
Net realized and unrealized gain (loss) on investment transactions	.19		.61	(.16)	.11	(.02)
Total from investment operations	.47		.91	.17	.50	.37
Less Dividends:
Dividends from net investment income	(.29)		(.30)	(.33)	(.39)	(.42)
Capital Contributions (Note 6)	-	(c)	-	-	-	-
Net asset value, end of year	$9.55		$9.37	$8.76	$8.92	$8.81
Total Return(a):	5.06%		10.55%	1.98%	5.87%	4.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$98,552		$95,895	$102,905	$108,618	$106,972
Average net assets (000)	$99,126		$97,887	$106,949	$106,827	$104,606
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.68%		.65%	.69%	.73%	.73%
Expenses, excluding distribution and service (12b-1) fees	.68%		.65%	.69%	.73%	.73%
Net investment income	2.92%		3.34%	3.73%	4.40%	4.50%
Portfolio turnover rate	1,277%		971%	2,216%	2,676%	837%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying funds in which the Fund invests.

(c) Less than $.005 per share.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios, Inc. 14:

We have audited the accompanying statement of assets and liabilities of Prudential Government Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios, Inc. 14, including the portfolio of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2011, and the results of its operations, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2011

Prudential Government Income Fund	45

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (the “Code”), to advise you within 60 days of the Fund’s fiscal year end (February 28, 2011) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended February 28, 2011, the Fund paid ordinary income dividends of $0.27 per share for Class A shares, $0.20 per share for Class B shares, $0.20 per share for Class C shares, $0.24 per share for Class R shares and $0.29 per share for Class Z shares.

For the fiscal year ended February 28, 2011, the Fund designates the maximum amount allowable but not less than 92.70% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2011.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 35.33% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

46	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Prudential Government Income Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996- January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 60	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Government Income Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Visit our website at www.prudentialfunds.com

Richard W. Kinville (42) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999- January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie M. Simpson, 2007; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011; Theresa C. Thompson, 2008.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Government Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and, if available, the summary prospectus, contain this and other information about the Fund. An investor may obtain a prospectus and, if available, the summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and, if available, the summary prospectus, should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Government Income Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Government Income Fund
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	JDRVX	PGVZX
CUSIP	74439V107	74439V206	74439V305	74439V503	74439V404

MF128E    0199360-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2011 and February 28, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $33,500 and $33,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended February 28, 2011. During the fiscal year ended February 28, 2010, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	April 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 19, 2011